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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                              ____________________


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)       January 22, 1997
                                                --------------------------------


                             LEGEND PROPERTIES, INC.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


        Delaware                     1-9885                    36-3465359
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(State or other jurisdiction        (Commission               (IRS Employer
     of incorporation)              File Number)            Identification No.)

1420 5th Avenue, 42nd Floor, Seattle, Washington                98101-2333
--------------------------------------------------------------------------------
(Address of principal executive offices)                        (Zip Code)


Company's telephone number, including area code       (206) 464-0200
                                                --------------------------------


         (Former name or former address, if changed since last report.)

                             Exhibit Index on Page 3

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ITEM 5.     OTHER EVENTS

     On January 22, 1997, two lawsuits previously filed against the Registrant in Illinois and California were dismissed. The lawsuits were the 1995 action filed in the Circuit Court of Cook County, Illinois entitled "Monterey County Partners, et al. v. BMIF Monterey County Limited Partnership et al., case number 95 CH 8456" and the 1995 action filed in the Superior Court of Monterey County, California entitled "Monterey County Partners, et al. v. BMIF Monterey County Limited Partnership, et al., case number 10528." The lawsuits were dismissed as part of an omnibus settlement agreement and mutual release of claims among all of the parties, including the Registrant, its lenders, and certain limited partners who held a subordinated interest in the Registrant's real estate development projects in California, Maryland and Virginia. In addition, a "Lis Pendens" which had been filed to block the sale of the Laguna Seca Ranch property in Monterey, California was removed. As part of the omnibus settlement agreement, the plaintiffs transferred to the Registrant their limited partnership interests in the Registrant's California, Virginia and Maryland properties and the Registrant made a $200,000 one time payment to the plaintiffs.

     The dismissals and settlement agreement will allow the Registrant to finalize its plans to sell the Laguna Seca property and removes potential claims relating to the properties being developed by the Registrant in Virginia and Maryland.




ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (C)    EXHIBITS

     99.1   Press Release of the Registrant dated January 27, 1997.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        LEGEND PROPERTIES, INC.

Date:  January 30, 1997.

                                        By:    /S/ Kenneth L. Uptain
                                           -------------------------------------
                                        Kenneth L. Uptain
                                        President and Chief Executive Officer



                                        3

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                                  EXHIBIT INDEX

                             DESCRIPTION OF DOCUMENT

Exhibit
Number                                                                      Page
------                                                                      ----

99.1    Press Release of the Registrant dated January 27, 1997 . . . . . . . . 4














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